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                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14A of
                       the Securities Exchange Act of 1934

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  /   /

Cheek the appropriate box:
/ /    Preliminary Proxy Statement
/ /    Definitive Proxy Statement
/X/    Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            STARWOOD FINANCIAL TRUST
                       TRINET CORPORATE REALTY TRUST, INC.
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              (Name of Registrants as Specified in their Charters)

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    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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         (1)      Amount Previously Paid:

                  --------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------


         (3)      Filing Party:

                  --------------------------------------------------------------


         (4)      Date Filed:

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                       TRINET CORPORATE REALTY TRUST, INC.
                       ONE EMBARCADERO CENTER, 33RD FLOOR
                         SAN FRANCISCO, CALIFORNIA 94111



                                                                October 18, 1999


Dear Fellow Stockholder:

We have previously sent to you proxy material for the Special Meeting of Stockholders of TriNet Corporate Realty Trust, Inc. to be held on November 3, 1999, at which stockholders will vote on the proposed merger with Starwood Financial Trust. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSED MERGER.

Since approval of the merger requires the affirmative vote of two thirds of all outstanding shares, YOUR VOTE IS IMPORTANT, no matter how many or how few shares you may own. To be sure your vote is counted, please sign, date and return the enclosed proxy card today in the envelope provided.

Thank you for your continued support.

Very truly yours,


/s/ Robert W. Holman, Jr.
-------------------------
Robert W. Holman, Jr.
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

          =============================================================
             If you have any questions, or need assistance in voting
                 your shares, please call our information agent,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, AT 1-888-750-5834.

                                 IMPORTANT NOTE:
                IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER,
           YOU MAY BE ABLE TO VOTE BY TELEPHONE, OR VIA THE INTERNET.

              Please call Innisfree at 888-750-5834 for assistance
          =============================================================